Estimated Future Amortization Expense of Other Intangible Assets (Detail) - USD ($) $ in Millions	Dec. 31, 2021	Dec. 31, 2020
Finite-Lived Intangible Assets, Amortization Expense, Maturity Schedule [Abstract]
2022	$ 12.1
2023	10.5
2024	10.2
2025	9.7
2026	7.6
Thereafter	10.9
Other intangible assets, net	$ 61.0	$ 38.5